                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                           _________________________


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 23, 1998



                      TRINET CORPORATE REALTY TRUST, INC.
             (Exact name of Registrant as specified in its Charter)


                                    Maryland
                            (State of Incorporation)


              1-11918                                    94-3175659
     (Commission File Number)                      (IRS Employer Id. Number)



  One Embarcadero Center, 33rd Floor                        94111
          San Francisco, CA                               (Zip Code)
(Address of principal executive offices)



                                 (415) 391-4300
              (Registrant's telephone number, including area code)
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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
         ------------------------------------------------------------------

Exhibit
Number    Exhibit
------    -------

1.1 Definitive Underwriting Agreement, dated April 23, 1998, relating to the issuance and sale of 701,754 shares of Common Stock of TriNet Corporate Realty Trust, Inc.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                              TRINET CORPORATE REALTY TRUST, INC.


                              By: /s/ Geoffrey M. Dugan
                                  --------------------------------------------
                                  Name:  Geoffrey M. Dugan
                                  Title:    Vice President and General Counsel


Dated: June 5, 1998